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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                               ------------------


                                   FORM 8-K/A

                              AMENDMENT TO FORM 8-K
                              FILED PURSUANT TO THE
                         SECURITIES EXCHANGE ACT OF 1934



                       AMERICAN PRECISION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                 AMENDMENT NO. 1

The undersigned registrant hereby amends Item 7(b) PRO FORMA FINANCIAL INFORMATION of its Form 8-K filed July 23, 1997, as set forth on page 2 hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN PRECISION INDUSTRIES INC.


                                      By:      /s/  John M. Murray
                                              ----------------------------------
                                               John M. Murray, Vice President
                                                   -     Finance and Treasurer


Date:    November 18, 1997



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                                   FORM 8-K/A

                       AMERICAN PRECISION INDUSTRIES INC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

             (b)   Pro Forma Financial Information
                   -------------------------------

                   The pro forma financial information set forth on pages F-2 through F-8 in the Form 8-K filed July 23, 1997, is hereby amended in its entirety and superseded by the pro forma financial information set forth on pages F-2 through F-8 in registrant's definitive proxy statement dated October 9, 1997 for registrant's special meeting of shareholders held on November 14, 1997. The pro forma financial information set forth in that proxy statement on pages F-2 through F-8 is incorporated by this reference into this Form 8-K/A.



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